UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08025

SELF STORAGE GROUP, INC.
(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor
New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Self Storage Group, Inc.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0900

Date of Fiscal Year End: December 31

Date of Reporting Period: March 31, 2015

	SELF STORAGE GROUP, INC.
	SCHEDULE OF PORTFOLIO INVESTMENTS
	March 31, 2015
	(Unaudited)
Member
Equity Interest		Value
	REAL ESTATE OWNED (83.27%)
	Self Storage Properties (83.27%)
100%	SSG Bolingbrook LLC (a) (b)	$6,095,000
100%	SSG Dolton LLC (a) (b)	5,700,000
100%	SSG Merrillville LLC (a) (b)	5,500,000
100%	SSG Rochester LLC (a) (b)	5,350,000
100%	SSG Sadsbury LLC (a) (b)	5,500,000
100%	SSG Summerville I LLC (a) (b)	2,660,000
100%	SSG Summerville II LLC (a) (b)	1,620,000

	Total real estate owned (Cost $27,725,000)	32,425,000

Shares	COMMON STOCKS (6.39%)
	Real Estate Investment Trusts (6.39%)
	Diversified (1.37%)
2,700	Public Storage	532,278

	Industrial (5.02%)
24,000	CubeSmart	579,600
12,000	Extra Space Storage, Inc.	810,840
6,000	Sovran Self Storage, Inc.	563,640
		1,954,080

	Total common stocks (Cost $1,364,029)	2,486,358

	PREFERRED STOCKS (3.08%)
	Real Estate Investment Trusts (3.08%)
	Industrial (1.04%)
15,000	CubeSmart 7.75%, Series A	403,500

	Retail (2.04%)
15,000	Pennsylvania Real Estate Investment Trust, 8.25%, Series A	397,500
15,000	Realty Income Corp., 6.625%, Series F	396,300
		793,800

	Total preferred stocks (Cost $1,166,753)	1,197,300

	OTHER (0%)
2	RMR Asia Pacific Fund Fractional shares (b) (Cost $ 0)	0

	SHORT TERM INVESTMENT (8.05%)
3,137,302	SSgA Money Market Fund, 7 day annualized yield 0.0% (Cost $3,137,302)	3,137,302

	Total investments (Cost $33,393,084) (100.79%)	39,245,960

	Liabilities in excess of other assets (-0.79%)	(308,416)

	Net assets (100.00%)	$38,937,544

	Net asset value per share (applicable to 7,416,766 shares outstanding; 20,000,000 shares of $0.01 par value authorized)	$5.25

(a) Controlled affiliate.
(b) Illiquid and/or restricted security that has been fair valued.

LLC Limited Liability Company

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Company could change on a day when stockholders cannot buy or sell shares of the Company. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Valuation Committee (“VC”) of the Company under the direction of or pursuant to procedures approved by the Company’s Board of Directors. Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Company may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

• Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 –  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – unobservable inputs for the asset or liability including the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Company’s major categories of assets and liabilities measured at fair value on a recurring basis:

Real estate assets – Real estate assets, including self storage facilities held indirectly through one or more wholly owned and controlled subsidiaries, are valued using fair value pricing as determined in good faith by the VC under the direction of or pursuant to procedures approved by the Company’s Board of Directors. Real estate assets may be valued by reference to, among other things, quarterly appraisals by an independent third party and additional factors which may include assessment of comparable recent acquisitions, changes in cash flows from the operation of the subject property, and material events affecting the operation of the property.

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the VC under the direction of and pursuant to procedures approved by the Company’s Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

 The following is a summary of the inputs used as of March 31, 2015 in valuing the Company’s assets. Refer to the schedule of portfolio investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total
Investments, at value
Real estate owned	$-	$-	$32,425,000	$32,425,000
Common stocks	2,486,358	-	-	2,486,358
Preferred stocks	1,197,300	-	-	1,197,300
Other	-	-	0	0
Short term investments	3,137,302	-	-	3,137,302
Total investments, at value	$6,820,960	$-	$32,425,000	$39,245,960

There were no securities transferred from level 1 at December 31, 2014 to level 2 at March 31, 2015.

The following is a reconciliation of level 3 assets including securities valued at zero:

	Real Estate Owned	Other	Total
Balance at December 31, 2014	$ 30,830,000	$ 519,765	$31,349,765
Cost of purchases	450,000	-	450,000
Proceeds from sales	-	(900,368)	(900,368)
Realized gains	-	900,368	900,368
Transfers into (out of ) level 3	-	-	-
Change in unrealized appreciation	1,145,000	(519,765)	625,235
Balance at March 31, 2015	$ 32,425,000	$ 0	$ 32,425,000
Net change in unrealized appreciation attributable to assets still held as level 3 at March 31, 2015	$ 1,145,000	$ 0	$ 1,145,000

The VC, under the direction of the Company’s Board of Directors, considers various valuation approaches for valuing assets categorized within level 3 of the fair value hierarchy. The factors used in determining the value of such assets may include, but are not limited to: marketability, professional appraisals of portfolio companies, company and industry results and outlooks, and general market conditions. The VC then recommends a value for each asset in light of all the information available. The determination of fair value involves subjective judgments. As a result, using fair value to price an investment may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the asset. Significant changes in any of those inputs in isolation may result in a significantly lower or higher value measurement. The pricing of all fair value assets is reported to the Company’s Board of Directors.

In valuing the self storage properties owned through the Company’s wholly-owned subsidiaries as of March 31, 2015, the VC used a number of significant unobservable inputs to develop a range of possible values for the properties. It used a sales comparison approach which looks at recent sales of self storage properties considered similar to the subject property, an income capitalization approach which looks at discounted cash flow analysis based on certain assumptions regarding the property’s trend in income and expenses, and a cost approach which looks at recent comparable land sales in the subject area and the estimated replacement value of the existing buildings and site improvements.

The values obtained from weighting the three methods described above, with greater weight given to the sales comparison approach, were then discounted for the lack of marketability of the Company’s membership interest in each subsidiary, which represents the range of rates the VC believes market participants may apply. The resulting range of values, together with the underlying support, other information about each underlying property’s financial condition and results of operations and its industry outlook, were considered by the VC, which recommended a value for each subsidiary.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized as level 3 as of March 31, 2015:

March 31, 2015	Fair Value	Valuation Technique	Unobservable Input	Range
REAL ESTATE OWNED
Self Storage Properties	$ 32,425,000	Income capitalization approach	Capitalization rates	4.8% -7.7%
OTHER	$ 0	Liquidating value	Discount rate for lack of marketability	100%

Investments in Wholly-owned Subsidiaries
The following summary sets forth the Company’s membership equity ownership including membership equity capital additions and reductions, cash dividends received by the Company, and the value of each wholly-owned subsidiary as recorded in the schedule of portfolio investments as of and for the year ended March 31, 2015.

	Beginning Equity Interest Percentage	Membership Equity		Ending Equity Interest Percentage	Dividend Income	Value
		Gross Additions	Gross Reductions			March 31, 2015
SSG
Bolingbrook LLC	100%	$ -	$ -	100%	$ -	$ 6,095,000
SSG
Dolton LLC	100%	$ -	$ -	100%	$ -	$ 5,700,000
SSG
Merrillville LLC	100%	$ -	$ -	100%	$ -	$ 5,500,000
SSG
Rochester LLC	100%	$ -	$ -	100%	$ -	$ 5,350,000
SSG
Sadsbury LLC	100%	$ 450,000	$ -	100%	$ -	$ 5,500,000
SSG
Summerville I LLC	100%	$ -	$ -	100%	$ -	$ 2,660,000
SSG
Summerville II LLC	100%	$ -	$ -	100%	$ -	$ 1,620,000

The Company’s wholly-owned subsidiaries are each a controlled affiliate as defined under the Act. A controlled affiliate is an issuer in which the Company’s holdings represent 25% or more of the outstanding voting securities of such issuer.

Illiquid and Restricted Investments
The Company holds investments that have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. These investment holdings have been valued at fair value. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted investment holdings owned at March 31, 2015, were as follows:

	Acquisition Date	Cost	Value
SSG Bolingbrook LLC	6/27/13	$5,700,000	$6,095,000
SSG Dolton LLC	6/27/13	5,100,000	5,700,000
SSG Merrillville LLC	6/27/13	4,825,000	5,500,000
SSG Rochester LLC	12/5/12	3,750,000	5,350,000
SSG Sadsbury LLC	12/24/12	4,750,000	5,500,000
SSG Summerville I LLC	7/12/13	2,300,000	2,660,000
SSG Summerville II LLC	8/20/13	1,300,000	1,620,000
RMR Asia Pacific Fund Fractional shares	2010	0	0
Total		$27,725,000	$32,425,000
Percent of net assets		71%	83%

Cost for Federal Income Tax Purposes
As of March 31, 2015, for federal income tax purposes subject to change, the aggregate cost of investments was $33,393,084 and net unrealized appreciation was $5,852,876, comprised of gross unrealized appreciation of $5,852,876 and gross unrealized depreciation of $0. The aggregate cost of investments for tax purposes will depend upon the Company’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

Investment and Securities Risk
Non-diversification risk. The Company is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified company. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified company.

Equity securities risk. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

REIT risk. The Company’s investments in securities of real estate companies involve risks. The REITs in which the Company invests are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Concentration risk. The Company’s assets are concentrated in investments in the real estate industry and, as a result, the value of the Company’s common stock may be subject to greater volatility than an investment company with a portfolio that is less concentrated by industry. If the securities of the real estate industry or self storage companies as a group fall out of favor with investors, the Company could underperform other companies that have greater industry diversification. A more concentrated portfolio may cause the Company’s net asset value to be more volatile and thus may subject stockholders to more risk. As of March 31, 2015, the Company held approximately 82% of its assets in self storage properties. Thus, the volatility of the Company’s net asset value, and its performance in general, depends disproportionately more on the performance of a single industry than that of a more diversified company.

Foreign securities risk. Investments in the securities of foreign issuers involve special risks, including changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities of foreign issuers and traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Self Storage Group, Inc.

By: /s/ Mark C. Winmill
Mark C. Winmill, President

Date: May 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Mark C. Winmill
Mark C. Winmill, President

Date: May 21, 2015

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: May 21, 2015

Exhibit Index

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)